UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 15, 2021

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBLAQ	*
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value (represented by depositary shares each representing a 1/10th fractional share)	CBLDQ	*
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value (represented by depositary shares each representing a 1/10th fractional share)	CBLEQ	*

*On November 2, 2020, the NYSE announced that (i) it had suspended trading in the Company’s stock and (ii) it had determined to commence proceedings to delist the Company’s common stock, as well as the depositary shares each representing a 1/10th fractional share of the Company’s 7.375% Series D Cumulative Redeemable Preferred Stock (“Series D Preferred Stock”) and the depositary shares each representing a 1/10th fractional share of the Company’s 6.625% Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), due to such securities no longer being suitable for listing based on “abnormally low” trading price levels, pursuant to Section 802.01D of the NYSE Listed Company Manual. Since November 3, 2020, the Company’s common stock and such depositary shares are currently trading on the OTC Markets, operated by the OTC Markets Group, Inc., under the respective trading symbols listed in the preceding table.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure

As previously disclosed, beginning on November 1, 2020, CBL & Associates Properties, Inc. (the “REIT”), CBL & Associates Limited Partnership (the “Operating Partnership”), the majority owned subsidiary of the REIT (collectively, the Operating Partnership and the REIT are referred to as the “Company”), and certain of its direct and indirect subsidiaries filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Company is operating its business as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

Also, as previously disclosed, (i) on April 15, 2021, the Company filed an amended Chapter 11 plan of reorganization (the “Proposed Plan”) and accompanying disclosure statement (the “Proposed Disclosure Statement”) with the Bankruptcy Court; (ii) on May 18, 2021, the Company filed the second amended Chapter 11 plan of reorganization and accompanying disclosure statement, as further amended on May 19, 2021; and (iii) on May 25, 2021, the Company filed the third amended Chapter 11 plan of reorganization (the “Amended Plan”) and accompanying disclosure statement (the “Disclosure Statement”), to implement the restructuring transactions. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Amended Plan. In addition, on May 26, 2021, the Bankruptcy Court entered an order that among other things, approved the Company’s Disclosure Statement and established dates and deadlines related to solicitation of, voting on, and confirmation of the Amended Plan.

Also, as previously disclosed, on July 19, 2021, the Company filed with the Bankruptcy Court (i) Notice of Classification of Property-Level Guarantee Claims (the “Classification Notice”); and (ii) a supplement to the Amended Plan, which includes certain documents related to the Amended Plan and referenced therein, including, among other things: the (i) forms of organizational documents of the Operating Partnership, the REIT, the New Bank Claim Borrower and the New Notes Issuer, each to become effective on the Effective Date, (ii) form of Registration Rights Agreement, (iii) schedules of retained causes of action and rejected contracts, (iv) form of New Notes Indenture, (v) form of New Convertible Notes Indenture, (vi) form of Collateral Agency and Intercreditor Agreement Regarding Lien-Sharing Provisions, (vii) term sheet for Exit Credit Facility, and (viii) term sheet for New Stock Incentive Plan..

Also, as previously disclosed, on July 21, 2021, the Company filed with the Bankruptcy Court a notice of a further supplement to the Amended Plan, which included certain documents related to the Amended Plan and referenced therein, including, among other things: the (i) Restructuring Transaction Steps, (ii) revised form of New Notes Indenture, (iii) revised form of New Convertible Notes Indenture and (vi) revised form of Collateral Agency and Intercreditor Agreement Regarding Lien-Sharing Provisions.

Also, as previously disclosed, on July 23, 2021, the Company filed with the Bankruptcy Court a notice of a second supplement to the Amended Plan (the “Second Amended Plan Supplement”), which included certain documents related to the Second Amended Plan Supplement and referenced therein, including, among other things: a (i) form of Exit Credit Facility, (ii) revised form of New Convertible Notes Indenture and (iii) revised form of Collateral Agency and Intercreditor Agreement Regarding Lien-Sharing Provisions.

Also, as previously disclosed, on August 9, 2021, the Company filed with the Bankruptcy Court (a) on August 9, 2021, a third amended chapter 11 plan of reorganization with technical modifications (the “Third Amended Chapter 11 Plan (with technical modifications)”) and (b) on August 10, 2021, a notice of a third supplement to the Amended Plan (the “Third Amended Plan Supplement”), which included certain documents related to the Third Amended Plan Supplement and referenced therein, including, among other things: (i) a revised form of New Convertible Notes Indenture, (ii) a revised form of New Notes Indenture, and (iii) certain information regarding members of the New Board, in accordance with section 1129(a)(5) of the Bankruptcy Code.

Also, as previously disclosed, on August 11, 2021, the Bankruptcy Court entered an order, Docket No. 1397 (the “Confirmation Order”) confirming the Third Amended Chapter 11 Plan (with technical modifications).

Also, the Company filed with the Bankruptcy Court on October 15, 2021, a notice of a fourth supplement to the Amended Plan (the “Fourth Amended Plan Supplement”), which included certain documents related to the Fourth Amended Plan Supplement and referenced therein, including, among other things: (i) a revised form of Exit Credit Facility, (ii) a revised form of New Notes Indenture and (iii) a revised form of New Convertible Notes Indenture.

The Third Amended Chapter 11 Plan (with technical modifications), the Fourth Amended Plan Supplement, as well as Bankruptcy Court filings and other information related to the Chapter 11 Cases, are or will be available at a website administered by the Company’s noticing and claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/case/cblproperties/info.

The foregoing description of the Fourth Amended Plan Supplement does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Filing of Fourth Amended Plan Supplement, which is filed as Exhibit 99.1 hereto, and each document attached thereto, which are filed as Exhibit 99.2 hereto, Exhibit 99.3 hereto and Exhibit 99.4 hereto. Each of Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

This communication contains forward-looking statements, including, in particular, statements about the terms and the provisions of the Amended Plan and the contemplated chapter 11 reorganization. These statements are based on the Company’s current assumptions, expectations and projections about future events. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that the expectations will prove to be correct.

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
99.1	Notice of Filing of Fourth Amended Plan Supplement, dated as of October 15, 2021
99.2	Form of Exit Credit Facility
99.3	Form of New Notes Indenture
99.4	Form of New Convertible Notes Indenture
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: October 18, 2021